UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2017

Item 1.   Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Value Index	S&P 500 Index
6-Month	6.24%	0.13%	5.46%	9.10%
1-Year	16.22	9.53	18.30	23.63
5-Year	10.86	9.56	13.48	15.18
10-Year	2.93	2.33	6.07	7.51

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 6.24% during the reporting period, outperforming the Russell 3000 Value Index (the “Index”), which returned 5.46% during the same period. The Fund’s outperformance was driven largely by stock selection in the Energy, Industrials and Information Technology sectors. The Fund underperformed the Index in the Financials, Health Care and Telecommunication Services sectors, due to an underweight position, stock selection and an overweight position, respectively. The Fund underperformed the broader U.S. equity market, as measured by the S&P 500 Index, which returned 9.10% during the reporting period.

MARKET OVERVIEW

For most of 2017, the big story in the U.S. equity market has been the performance of growth stocks. For the six-month reporting period ended October 31, 2017, the Russell 1000 Growth Index returned 12.57%, while the Russell 1000 Value Index was only up 5.46%. This performance continued a trend of growth stocks outperforming that has largely been in place for the past 10 years.

Investors remain optimistic that economic growth will continue to accelerate, driven by a robust global economy and the potential for pro-growth policies in the US, such as tax reform and deregulation. As a result, the top performing sectors in the Index during the reporting period included Financials, which stand to benefit from a tax reform and a reduced regulatory burden, and economically sensitive sectors such as Materials and Information Technology. The only negative performing sectors were Telecommunication

Services and Consumer Staples, as investors rotated out of these relatively defensive sectors.

FUND REVIEW

Top performing stocks for the Fund this reporting period included JPMorgan Chase & Co., BP plc and Microsoft Corp. The Financials sector was the strongest performing sector of the Index during the reporting period, as investors were more optimistic about potential tax reform, which could positively impact banks. JPMorgan Chase & Co. performed strongly in this environment. After experiencing declines over the first half of the reporting period, the Energy sector reversed course and performed positively over the second half of the period. High-quality integrated oil company BP was a strong contributor to performance in this sector. Technology companies, including Microsoft, rallied strongly to close the reporting period.

3        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

The late rally in Information Technology was driven by strong earnings reports released by key firms, such as Microsoft, Amazon and Alphabet.

Detractors from performance included AT&T Inc., Helmerich & Payne, Inc. and Uniti Group, Inc. Late in the reporting period, AT&T, which owns DirectTV, announced that it lost U.S. video subscribers due to continued competition in traditional TV markets, along with the impact of recent hurricanes. The results raised market concerns on consumers continuing to cut the cord on traditional cable and satellite television subscriptions. Helmerich & Payne is a U.S. based land driller that experienced declines as investors began to question the sustainability of the company’s current dividend payment. We exited our position. Uniti was spun out of Windstream Holdings, Inc. in 2015 as a real estate investment trust (REIT) that owns communications assets such as fiber networks and communication towers. Windstream, which remains Uniti’s largest customer, announced a dividend cut in early August, sending both stocks down on the news.

STRATEGY & OUTLOOK

Overall, 2017 has so far been another strong year for U.S. equities. The major equity market indexes have continued their steady advance that has largely been in place for the past several years. As a result, valuations are above normal levels for the market as a whole, but in our view there are attractively valued opportunities of which we can still take advantage.

This year has been characterized by improving global economic activity, and we believe those trends will continue through the end of the year. As bottom up value investors, we believe there are attractively valued stocks that can benefit from these positive trends.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Laton Spahr, CFA Portfolio Manager

4        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

JPMorgan Chase & Co.	4.5%
Chevron Corp.	3.5
BP plc, Sponsored ADR	3.1
Lockheed Martin Corp.	2.8
AT&T, Inc.	2.8
Microsoft Corp.	2.8
Wal-Mart Stores, Inc.	2.7
Pfizer, Inc.	2.2
McDonald’s Corp.	2.1
Caterpillar, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	13.9%
Oil, Gas & Consumable Fuels	12.0
Pharmaceuticals	6.9
Electric Utilities	4.8
Diversified Telecommunication Services	4.6
Semiconductors & Semiconductor Equipment	3.6
Capital Markets	3.4
Real Estate Investment Trusts (REITs)	3.2
Hotels, Restaurants & Leisure	3.1
Machinery	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on net assets.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2017, and are based on the total market value of common stocks.

5        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/17

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OSVAX)	11/26/02	6.24%	16.22%	10.86%		2.93%
Class B (OSVBX)	2/27/04	5.79	15.24	9.99		2.42
Class C (OSCVX)	2/27/04	5.84	15.34	10.02		2.14
Class I (OSVIX)	8/28/14	6.47	16.73	7.33	*	N/A
Class R (OSVNX)	2/27/04	6.09	15.91	10.60		2.67
Class Y (OSVYX)	2/27/04	6.34	16.48	11.17		3.30
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/17
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OSVAX)	11/26/02	0.13%	9.53%	9.56%		2.33%
Class B (OSVBX)	2/27/04	0.79	10.24	9.72		2.42
Class C (OSCVX)	2/27/04	4.84	14.34	10.02		2.14
Class I (OSVIX)	8/28/14	6.47	16.73	7.33	*	N/A
Class R (OSVNX)	2/27/04	6.09	15.91	10.60		2.67
Class Y (OSVYX)	2/27/04	6.34	16.48	11.17		3.30

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges

The Fund’s performance is compared to the Russell 3000 Value Index and the S&P 500 Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments

6        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Actual	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During 6 Months Ended October 31, 2017

Class A	$1,000.00	$1,062.40	$5.94

Class B	1,000.00	1,057.90	10.16

Class C	1,000.00	1,058.40	9.85

Class I	1,000.00	1,064.70	3.70

Class R	1,000.00	1,060.90	7.19

Class Y	1,000.00	1,063.40	4.64

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.46	5.82

Class B	1,000.00	1,015.38	9.95

Class C	1,000.00	1,015.68	9.65

Class I	1,000.00	1,021.63	3.62

Class R	1,000.00	1,018.25	7.04

Class Y	1,000.00	1,020.72	4.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2017 are as follows:

Class	Expense Ratios

Class A	1.14%

Class B	1.95

Class C	1.89

Class I	0.71

Class R	1.38

Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS October 31, 2017 Unaudited

	Shares	Value
Common Stocks—94.8%
Consumer Discretionary—7.3%
Automobiles—1.0%
Ford Motor Co.	218,600	$2,682,222
Hotels, Restaurants & Leisure—3.1%
Las Vegas Sands Corp.	44,360	2,811,537
McDonald’s Corp.	32,760	5,467,971
		8,279,508
Household Durables—0.8%
Sekisui House Ltd.	109,000	2,037,135
Media—0.7%
Cinemark Holdings, Inc.	54,190	1,969,265
Multiline Retail—1.0%
Target Corp.	44,230	2,611,339
Textiles, Apparel & Luxury Goods—0.7%
Tapestry, Inc.[1]	43,040	1,762,488
Consumer Staples—9.5%
Beverages—3.0%
Coca-Cola Co. (The)	57,870	2,660,862
Coca-Cola European Partners plc	65,980	2,695,943
PepsiCo, Inc.	22,990	2,534,188
		7,890,993
Food & Staples Retailing—2.7%
Wal-Mart Stores, Inc.	82,770	7,226,649
Food Products—0.7%
Hershey Co. (The)	18,130	1,925,043
Household Products—0.7%
Procter & Gamble Co. (The)	22,200	1,916,748
Tobacco—2.4%
British American Tobacco plc	41,660	2,690,077
Philip Morris International, Inc.	34,870	3,648,797
		6,338,874
Energy—12.0%
Oil, Gas & Consumable Fuels—12.0%
BP plc, Sponsored ADR	202,562	8,238,197
Chevron Corp.	79,548	9,218,818
Enbridge, Inc.	64,287	2,472,478

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Royal Dutch Shell plc, Cl. A, Sponsored ADR	79,382	$5,003,447
Ship Finance International Ltd.	178,740	2,663,226
Suncor Energy, Inc.	127,270	4,322,089
		31,918,255
Financials—23.6%
Capital Markets—3.4%
Apollo Global Management LLC, Cl. A2	54,843	1,731,942
Ares Management LP2	152,549	2,799,274
Bank of New York Mellon Corp. (The)	53,690	2,762,350
Moelis & Co., Cl. A	37,430	1,600,133
		8,893,699
Commercial Banks—13.9%
Banco Comercial Portugues SA, Cl. R1	15,030,088	4,491,328
Banco de Chile, ADR	14,633	1,347,992
BB&T Corp.	60,630	2,985,421
Danske Bank AS	39,487	1,506,495
Fifth Third Bancorp	73,720	2,130,508
HSBC Holdings plc	151,170	1,474,099
Intesa Sanpaolo SpA	1,061,149	3,567,397
JPMorgan Chase & Co.	119,170	11,989,694
KeyCorp	183,540	3,349,605
M&T Bank Corp.	8,720	1,454,234
Zions Bancorporation	57,130	2,654,260
		36,951,033
Consumer Finance—0.7%
Navient Corp.	151,806	1,891,502
Insurance—2.4%
MetLife, Inc.	51,510	2,759,906
Prudential Financial, Inc.	31,550	3,485,013
		6,244,919
Real Estate Investment Trusts (REITs)—3.2%
Crown Castle International Corp.	19,350	2,071,998
Prologis, Inc.	46,960	3,032,677

10        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Uniti Group, Inc.	196,138	$3,432,415
		8,537,090
Health Care—7.2%
Biotechnology—0.3%
Gilead Sciences, Inc.	11,670	874,783
Pharmaceuticals—6.9%
AstraZeneca plc, Sponsored ADR	132,620	4,575,390
Bristol-Myers Squibb Co.	56,190	3,464,675
GlaxoSmithKline plc, Sponsored ADR	81,790	2,979,610
Pfizer, Inc.	167,370	5,867,992
Roche Holding AG, Sponsored ADR	43,100	1,246,237
		18,133,904
Industrials—10.7%
Aerospace & Defense—2.8%
Lockheed Martin Corp.	24,270	7,479,043
Airlines—0.7%
International Consolidated Airlines Group SA	214,550	1,811,461
Construction & Engineering—1.0%
Ferrovial SA	123,061	2,674,246
Electrical Equipment—0.8%
ABB Ltd.	82,901	2,169,409
Industrial Conglomerates—0.7%
Siemens AG	12,457	1,776,960
Machinery—3.1%
Caterpillar, Inc.	38,140	5,179,412
IMI plc	176,310	2,859,189
		8,038,601
Trading Companies & Distributors—1.6%
ITOCHU Corp.	244,600	4,291,871
Information Technology—10.3%
Communications Equipment—1.5%
Cisco Systems, Inc.	119,020	4,064,533
Electronic Equipment, Instruments, & Components—0.8%
Corning, Inc.	69,200	2,166,652
Semiconductors & Semiconductor Equipment—3.6%
Intel Corp.	100,540	4,573,565

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Microchip Technology, Inc.	23,540	$2,231,592
Texas Instruments, Inc.	27,000	2,610,630
		9,415,787
Software—2.8%
Microsoft Corp.	89,320	7,429,638
Technology Hardware, Storage & Peripherals—1.6%
HP, Inc.	201,430	4,340,816
Materials—3.2%
Chemicals—1.2%
LyondellBasell Industries NV, Cl. A	16,261	1,683,501
Nissan Chemical Industries Ltd.	40,482	1,510,891
		3,194,392
Containers & Packaging—1.4%
International Paper Co.	64,890	3,716,250
Metals & Mining—0.6%
Alumina Ltd.	821,600	1,475,079
Telecommunication Services—5.0%
Diversified Telecommunication Services—4.6%
AT&T, Inc.	221,800	7,463,570
Inmarsat plc	148,040	1,221,156
Nippon Telegraph & Telephone Corp.	37,800	1,831,485
Spark New Zealand Ltd.	645,383	1,625,732
		12,141,943
Wireless Telecommunication Services—0.4%
Vodafone Group plc, Sponsored ADR	40,890	1,184,992
Utilities—6.0%
Electric Utilities—4.8%
Avangrid, Inc.	57,550	2,977,061
Edison International	32,870	2,627,957
Entergy Corp.	32,850	2,833,641
Iberdrola SA	289,867	2,343,264
NextEra Energy, Inc.	13,317	2,065,067
		12,846,990

11        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Multi-Utilities—1.2%
Ameren Corp.	50,180	$3,110,658
Total Common Stocks (Cost $217,284,458)		251,414,770
Preferred Stock—0.7%
Belden, Inc., 6.75% Cv. (Cost $1,745,720)	17,000	1,826,990

	Units
Rights, Warrants and Certificates—0.0%
Ferrovial SA Rts., Strike Price 1 EUR, Exp. 11/13/17[1] (Cost $57,808)	123,061	59,203

	Shares	Value
Investment Company—0.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.01%[3,4] (Cost $2,256,382)	2,256,382	$2,256,382
Total Investments, at Value (Cost $221,344,368)	96.4%	255,557,345
Net Other Assets (Liabilities)	3.6	9,412,308
Net Assets	100.0%	$264,969,653

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2017	Gross Additions	Gross Reductions	Shares October 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	7,011,919	51,018,476	55,774,013	2,256,382

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$2,256,382	$23,559	$—	$—

Forward Currency Exchange Contracts as of October 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	11/2017	USD	10,648	EUR	9,025	$123,339	$—
BOA	01/2018	USD	9,365	JPY	1,050,000	97,955	—

12        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
JPM	01/2018	USD	13,200	GBP	9,990	$—	$105,690

Total Unrealized Appreciation and Depreciation						$221,294	$105,690

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

13        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $219,087,986)	$253,300,963
Affiliated companies (cost $2,256,382)	2,256,382

255,557,345

Cash	7,183,116

Unrealized appreciation on forward currency exchange contracts	221,294

Receivables and other assets:
Investments sold	3,511,510
Dividends	402,170
Shares of beneficial interest sold	175,181
Other	28,016

Total assets	267,078,632

Liabilities
Bank overdraft-foreign	3,432
Unrealized depreciation on forward currency exchange contracts	105,690
Payables and other liabilities:
Investments purchased	1,700,884
Shares of beneficial interest redeemed	191,199
Distribution and service plan fees	52,322
Trustees’ compensation	29,788
Shareholder communications	3,310
Other	22,354

Total liabilities	2,108,979

Net Assets	$264,969,653

Composition of Net Assets
Par value of shares of beneficial interest	$11,446

Additional paid-in capital	371,950,378

Accumulated net investment loss	(139,618)

Accumulated net realized loss on investments and foreign currency transactions	(141,183,176)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	34,330,623

Net Assets	$264,969,653

14        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $182,607,330 and 7,828,562 shares of beneficial interest outstanding)	$23.33

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.75

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $786,466 and 34,797 shares of beneficial interest outstanding)	$22.60

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,707,422 and 2,252,764 shares of beneficial interest outstanding)	$22.51

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,796,893 and 119,995 shares of beneficial interest outstanding)	$23.31

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,863,418 and 600,430 shares of beneficial interest outstanding)	$23.09

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $14,208,124 and 609,712 shares of beneficial interest outstanding)	$23.30

See accompanying Notes to Financial Statements.

15        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT

OF OPERATIONS For the Six Months Ended October 31, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $123,349)	$4,722,121
Affiliated companies	23,559

Interest	3,858

Total investment income	4,749,538

Expenses
Management fees	854,686

Distribution and service plan fees:
Class A	219,522
Class B	5,245
Class C	253,187
Class R	33,630

Transfer and shareholder servicing agent fees:
Class A	198,917
Class B	1,164
Class C	56,267
Class I	405
Class R	15,043
Class Y	14,914

Shareholder communications:
Class A	10,422
Class B	342
Class C	2,764
Class I	4
Class Y	364

Borrowing fees	3,835

Custodian fees and expenses	3,169

Trustees’ compensation	1,741

Other	30,789

Total expenses	1,706,410
Less waivers and reimbursements of expenses	(22,194)

Net expenses	1,684,216

Net Investment Income	3,065,322

16        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$3,491,803
Foreign currency transactions	(10,956)
Forward currency exchange contracts	(789,115)

Net realized gain	2,691,732

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	9,344,001
Translation of assets and liabilities denominated in foreign currencies	(2,643)
Forward currency exchange contracts	457,126

Net change in unrealized appreciation/depreciation	9,798,484

Net Increase in Net Assets Resulting from Operations	$15,555,538

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017

Operations
Net investment income	$3,065,322	$5,279,141

Net realized gain	2,691,732	10,135,806

Net change in unrealized appreciation/depreciation	9,798,484	14,082,531

Net increase in net assets resulting from operations	15,555,538	29,497,478

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,177,201)	(4,981,576)
Class B	(8,107)	(42,264)
Class C	(452,073)	(1,141,144)
Class I	(38,467)	(18,436)
Class R	(152,055)	(319,856)
Class Y	(183,740)	(246,909)

	(3,011,643)	(6,750,185)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(8,290,162)	15,903,114
Class B	(659,077)	(1,062,778)
Class C	(3,770,786)	4,381,702
Class I	93,983	2,532,383
Class R	(120,399)	2,377,041
Class Y	2,670,836	4,383,484

	(10,075,605)	28,514,946

Net Assets
Total increase	2,468,290	51,262,239

Beginning of period	262,501,363	211,239,124

End of period (including accumulated net investment loss of $139,618 and $193,297, respectively)	$264,969,653	$262,501,363

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$22.23	$20.19	$20.78	$19.79	$17.80	$15.60

Income (loss) from investment operations:
Net investment income[2]	0.28	0.51	0.54	0.53	0.42	0.11
Net realized and unrealized gain (loss)	1.10	2.16	(0.62)	1.01	2.00	2.19

Total from investment operations	1.38	2.67	(0.08)	1.54	2.42	2.30

Dividends and/or distributions to shareholders:

Dividends from net investment income	(0.28)	(0.63)	(0.51)	(0.55)	(0.43)	(0.10)

Net asset value, end of period	$23.33	$22.23	$20.19	$20.78	$19.79	$17.80

Total Return, at Net Asset Value[3]	6.24%	13.40%[4]	(0.25)%[4]	7.86%	13.71%	14.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,607	$182,226	$150,192	$140,697	$135,325	$133,099

Average net assets (in thousands)	$179,457	$167,839	$138,687	$138,051	$130,894	$136,118

Ratios to average net assets:[5]
Net investment income	2.47%	2.38%	2.72%	2.64%	2.21%	0.67%
Expenses excluding specific expenses listed below	1.15%	1.16%	1.16%	1.15%	1.26%	1.36%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.15%	1.16%	1.16%	1.15%	1.26%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.15%	1.16%[8]	1.15%[8]	1.26%[8]	1.35%

Portfolio turnover rate	37%	64%	47%	46%	73%	140%

19        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.15%
Year Ended April 30, 2017	1.16%
Year Ended April 29, 2016	1.16%
Year Ended April 30, 2015	1.15%
Year Ended April 30, 2014	1.26%
Year Ended April 30, 2013	1.36%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class B	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$21.53	$19.57	$20.15	$19.19	$17.15	$15.07

Income (loss) from investment operations:
Net investment income (loss)[2]	0.21	0.34	0.38	0.38	0.25	(0.03)
Net realized and unrealized gain (loss)	1.03	2.08	(0.61)	0.97	1.94	2.11

Total from investment operations	1.24	2.42	(0.23)	1.35	2.19	2.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.46)	(0.35)	(0.39)	(0.15)	0.00
Net asset value, end of period	$22.60	$21.53	$19.57	$20.15	$19.19	$17.15

Total Return, at Net Asset Value[3]	5.79%	12.54%	(1.08)%	7.08%	12.79%	13.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$787	$1,398	$2,280	$3,755	$6,535	$10,531

Average net assets (in thousands)	$1,046	$1,853	$2,881	$4,815	$8,271	$11,660

Ratios to average net assets:[4]
Net investment income (loss)	1.94%	1.67%	1.97%	1.95%	1.36%	(0.17)%
Expenses excluding specific expenses listed below	1.96%	1.94%	1.93%	1.91%	2.20%	2.45%
Interest and fees from borrowings	0.00% [5]	0.00% [5]	0.00% [5]	0.00%	0.00%	0.00%

Total expenses[6]	1.96%	1.94%	1.93%	1.91%	2.20%	2.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.93%	1.93% [7]	1.91% [7]	2.08%	2.19%

Portfolio turnover rate	37%	64%	47%	46%	73%	140%

21        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.96%
Year Ended April 30, 2017	1.94%
Year Ended April 29, 2016	1.93%
Year Ended April 30, 2015	1.91%
Year Ended April 30, 2014	2.20%
Year Ended April 30, 2013	2.45%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class C	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$21.46	$19.52	$20.11	$19.17	$17.19	$15.10

Income (loss) from investment operations:
Net investment income (loss)[2]	0.19	0.34	0.38	0.37	0.26	(0.02)
Net realized and unrealized gain (loss)	1.06	2.09	(0.60)	0.97	1.94	2.11

Total from investment operations	1.25	2.43	(0.22)	1.34	2.20	2.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.49)	(0.37)	(0.40)	(0.22)	0.00

Net asset value, end of period	$22.51	$21.46	$19.52	$20.11	$19.17	$17.19

Total Return, at Net Asset Value[3]	5.84%	12.59%	(1.05)%	7.08%	12.84%	13.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,708	$52,082	$43,138	$42,892	$40,789	$39,347

Average net assets (in thousands)	$50,750	$48,317	$41,327	$41,408	$39,570	$39,873

Ratios to average net assets:[4]
Net investment income (loss)	1.74%	1.64%	1.99%	1.89%	1.45%	(0.14)%
Expenses excluding specific expenses listed below	1.90%	1.90%	1.90%	1.90%	2.02%	2.16%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.90%	1.90%	1.90%	1.90%	2.02%	2.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.89%	1.90%[7]	1.90%[7]	2.02%[7]	2.15%

Portfolio turnover rate	37%	64%	47%	46%	73%	140%

23        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.90%
Year Ended April 30, 2017	1.90%
Year Ended April 29, 2016	1.90%
Year Ended April 30, 2015	1.90%
Year Ended April 30, 2014	2.02%
Year Ended April 30, 2013	2.16%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24                OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class I	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Period Ended April 30, 2015[2]

Per Share Operating Data
Net asset value, beginning of period	$22.21	$20.18	$20.76	$20.61

Income (loss) from investment operations:
Net investment income[3]	0.32	0.66	0.66	0.39
Net realized and unrealized gain (loss)	1.10	2.10	(0.64)	0.22

Total from investment operations	1.42	2.76	0.02	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.73)	(0.60)	(0.46)

Net asset value, end of period	$23.31	$22.21	$20.18	$20.76

Total Return, at Net Asset Value[4]	6.47%	13.91%[5]	0.20%[5]	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,797	$2,572	$15	$10

Average net assets (in thousands)	$2,684	$548	$15	$10

Ratios to average net assets:[6]
Net investment income	2.81%	3.02%	3.35%	2.86%
Expenses excluding specific expenses listed below	0.71%	0.71%	0.70%	0.69%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	0.71%	0.71%	0.70%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%[9]	0.70%	0.70%[9]	0.69%[9]

Portfolio turnover rate	37%	64%	47%	46%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 28, 2014 (inception of offering) to April 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	0.71%
Year Ended April 30, 2017	0.71%
Year Ended April 29, 2016	0.70%
Period Ended April 30, 2015	0.69%

9. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25                OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$22.01	$20.00	$20.59	$19.61	$17.57	$15.40

Income (loss) from investment operations:
Net investment income[2]	0.25	0.45	0.49	0.48	0.36	0.07
Net realized and unrealized gain (loss)	1.08	2.14	(0.61)	1.00	1.99	2.15

Total from investment operations	1.33	2.59	(0.12)	1.48	2.35	2.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.58)	(0.47)	(0.50)	(0.31)	(0.05)
Net asset value, end of period	$23.09	$22.01	$20.00	$20.59	$19.61	$17.57

Total Return, at Net Asset Value[3]	6.09%	13.17%	(0.55)%	7.61%	13.46%	14.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,863	$13,332	$9,837	$9,051	$10,034	$13,327

Average net assets (in thousands)	$13,574	$11,603	$8,890	$9,492	$11,300	$14,391

Ratios to average net assets:[4]
Net investment income	2.22%	2.13%	2.49%	2.41%	1.95%	0.44%
Expenses excluding specific expenses listed below	1.39%	1.40%	1.40%	1.40%	1.48%	1.57%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.39%	1.40%	1.40%	1.40%	1.48%	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%	1.39%	1.40%[7]	1.40%[7]	1.48%[7]	1.57%[7]

Portfolio turnover rate	37%	64%	47%	46%	73%	140%

26        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	1.39%
Year Ended April 30, 2017	1.40%
Year Ended April 29, 2016	1.40%
Year Ended April 30, 2015	1.40%
Year Ended April 30, 2014	1.48%
Year Ended April 30, 2013	1.57%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

27         OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2017 (Unaudited)	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$22.21	$20.17	$20.76	$19.77	$17.87	$15.66

Income (loss) from investment operations:
Net investment income[2]	0.31	0.55	0.59	0.58	0.48	0.18
Net realized and unrealized gain (loss)	1.09	2.18	(0.62)	1.01	2.01	2.20

Total from investment operations	1.40	2.73	(0.03)	1.59	2.49	2.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.69)	(0.56)	(0.60)	(0.59)	(0.17)

Net asset value, end of period	$23.30	$22.21	$20.17	$20.76	$19.77	$17.87

Total Return, at Net Asset Value[3]	6.34%	13.70%[4]	(0.04)%	8.15%	14.07%	15.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,208	$10,891	$5,777	$11,949	$8,064	$7,644

Average net assets (in thousands)	$13,475	$7,845	$7,642	$10,315	$7,693	$8,889

Ratios to average net assets:[5]
Net investment income	2.69%	2.58%	2.99%	2.87%	2.53%	1.11%
Expenses excluding specific expenses listed below	0.90%	0.91%	0.91%	0.90%	0.94%	0.90%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.90%	0.91%	0.91%	0.90%	0.94%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%	0.90%	0.91%[8]	0.90%[8]	0.94%[8]	0.90%[8]

Portfolio turnover rate	37%	64%	47%	46%	73%	140%

28        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2017	0.90%
Year Ended April 30, 2017	0.91%
Year Ended April 29, 2016	0.91%
Year Ended April 30, 2015	0.90%
Year Ended April 30, 2014	0.94%
Year Ended April 30, 2013	0.90%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29                OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2017 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

30        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Significant Accounting Policies (Continued)

in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

31        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Prime Rate plus 0.35% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2017, the Fund utilized $8,181,491 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $16,591 which were deferred. Details of the fiscal year ended April 30, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$143,967,874

At period end, it is estimated that the capital loss carryforwards would be $141,276,142 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of

32        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Significant Accounting Policies (Continued)

the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,691,732 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$222,272,927

Gross unrealized appreciation	$37,329,752
Gross unrealized depreciation	(3,927,688)

Net unrealized appreciation	$33,402,064

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

33        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used

34        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$17,304,822	$2,037,135	$—	$19,341,957
Consumer Staples	22,608,230	2,690,077	—	25,298,307
Energy	31,918,255	—	—	31,918,255
Financials	51,478,924	11,039,319	—	62,518,243
Health Care	19,008,687	—	—	19,008,687
Industrials	12,658,455	15,583,136	—	28,241,591
Information Technology	27,417,426	—	—	27,417,426
Materials	5,399,751	2,985,970	—	8,385,721
Telecommunication Services	8,648,562	4,678,373	—	13,326,935
Utilities	13,614,384	2,343,264	—	15,957,648
Preferred Stock	1,826,990	—	—	1,826,990
Rights, Warrants and Certificates	—	59,203	—	59,203
Investment Company	2,256,382	—	—	2,256,382

Total Investments, at Value	214,140,868	41,416,477	—	255,557,345
Other Financial Instruments:
Forward currency exchange contracts	—	221,294	—	221,294

Total Assets	$214,140,868	$41,637,771	$—	$255,778,639

35        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(105,690)	$—	$(105,690)

Total Liabilities	$—	$(105,690)	$—	$(105,690)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more

36        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

4. Investments and Risks (Continued)

general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

37        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the

38        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,265,792 and $29,996,174, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

39        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in

40        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$97,955	$–	$–	$–	$97,955
Barclays Bank plc	123,339	–	–	–	123,339

	$221,294	$–	$–	$–	$221,294

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

JPMorgan Chase Bank NA	$(105,690)	$–	$–	$–	$(105,690)

	$(105,690)	$–	$–	$–	$(105,690)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

41        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$221,294	Unrealized depreciation on foreign currency exchange contracts	$105,690

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts

Forward currency exchange contracts	$(789,115)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts

Forward currency exchange contracts	$457,126

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2017		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	457,195	$10,346,140	2,552,318	$53,962,185
Dividends and/or distributions reinvested	94,693	2,136,108	229,488	4,830,973
Redeemed	(920,477)	(20,772,410)	(2,022,681)	(42,890,044)

Net increase (decrease)	(368,589)	$(8,290,162)	759,125	$15,903,114

Class B
Sold	752	$16,614	25,741	$525,337
Dividends and/or distributions reinvested	367	8,017	2,015	40,974
Redeemed	(31,221)	(683,708)	(79,345)	(1,629,089)

Net decrease	(30,102)	$(659,077)	(51,589)	$(1,062,778)

42        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended October 31, 2017		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount

Class C
Sold	149,320	$3,268,401	779,949	$15,933,890
Dividends and/or distributions reinvested	20,281	441,943	53,121	1,081,874
Redeemed	(343,396)	(7,481,130)	(616,342)	(12,634,062)

Net increase (decrease)	(173,795)	$(3,770,786)	216,728	$4,381,702

Class I
Sold	12,416	$280,118	124,698	$2,747,086
Dividends and/or distributions reinvested	1,701	38,310	824	18,084
Redeemed	(9,925)	(224,445)	(10,466)	(232,787)

Net increase	4,192	$93,983	115,056	$2,532,383

Class R
Sold	61,547	$1,377,394	224,509	$4,733,138
Dividends and/or distributions reinvested	6,449	144,065	14,318	298,796
Redeemed	(73,300)	(1,641,858)	(124,922)	(2,654,893)

Net increase (decrease)	(5,304)	$(120,399)	113,905	$2,377,041

Class Y
Sold	208,139	$4,674,884	338,734	$7,257,016
Dividends and/or distributions reinvested	6,492	146,283	9,171	193,588
Redeemed	(95,303)	(2,150,331)	(143,872)	(3,067,120)

Net increase	119,328	$2,670,836	204,033	$4,383,484

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$93,110,751	$108,257,921

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.65%
Next $500 million	0.63
Next $4 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

43        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2017	12,928

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees

44        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

9. Fees and Other Transactions with Affiliates (Continued)

under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 31, 2017	$38,422	$992	$385	$2,035	$—

45        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$13,563
Class B	79
Class C	3,836
Class R	1,026
Class Y	1,017

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,673 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

46        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”).    Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

47        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were lower than its peer group median and higher than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

48        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

49        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Dividend Opportunity Fund	6/20/17	87.9%	0.0%	12.1%

Oppenheimer Dividend Opportunity Fund	9/19/17	87.9%	0.0%	12.1%

51        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Laton Spahr, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

52        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

53        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

54        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0600.001.1017 December 21, 2017

Item 2.   Code of Ethics.

Not applicable to semiannual reports.

Item 3.   Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.   Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/11/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/11/2017